UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
Form 8-K
Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 14, 2009
TRIDENT MICROSYSTEMS, INC.
(Exact name of registrant as specified in its charter)
0-20784
(Commission File Number)

Delaware (State or other jurisdiction of incorporation)	77-0156584 (I.R.S. Employer Identification No.)
3408 Garrett Drive
Santa Clara, California 95054-2803
(Address of principal executive offices, with zip code)
(408) 764-8808
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets
Item 3.02 Unregistered Sale of Equity Securities
Item 3.03 Material Modification to Rights of Security Holders
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EX-4.4
EX-10.34
EX-10.35
EX-10.36
EX-10.37
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
     As disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 1, 2009, Trident Microsystems, Inc. (the “Company”) and its wholly-owned subsidiary, Trident Microsystems (Far East) Ltd., a corporation organized under the laws of the Cayman Islands (“TMFE”), entered into a Purchase Agreement (the “Purchase Agreement”) on March 31, 2009 with Micronas Semiconductor Holding AG, a Swiss corporation (“Micronas”) pursuant to which TMFE agreed to acquire selected assets of the FRC line of frame rate converters, the DRX line of demodulators and all of the audio processing product lines of Micronas’ Consumer Division (the “Acquisition”). On May 14, 2009, the parties completed the Acquisition pursuant to which TMFE and the Company delivered to Micronas consideration of 7 million newly issued shares of the Company’s common stock (the “Shares”), representing approximately 10% of the Company’s outstanding common stock, and warrants (the “Warrants”) to acquire up to 3.0 million additional shares of the Company’s common stock. One million warrants will vest on each of the second, third and fourth anniversaries of the closing of the transaction, with exercise prices of $4.00 per share, $4.25 per share and $4.50 per share, respectively. The Warrants provide for customary anti-dilution adjustments, including for stock splits, dividends, distributions, rights issuances and certain tender offers or exchange offers. If not yet exercised, the Warrants will expire on May 14, 2012. The form of Warrant is filed as Exhibit 10.34 hereto and is incorporated herein by reference.
     In connection with the Acquisition, the parties identified below entered into the following ancillary documents, each effective as of May 14, 2009:
•	A Cross License Agreement (the “Cross License”), between TMFE and Micronas, pursuant to which Micronas has granted to TMFE a royalty-free, perpetual, irrevocable, fully assignable and transferable worldwide license, including the right to sublicense, to patents that are relevant to, but not exclusive to, the FRC line of frame rate converters, the DRX line of demodulators and all of the audio processing product lines acquired in the Acquisition. Ownership of these patents will remain with Micronas following completion of the Acquisition. The license is exclusive for the first three years, subject to certain exceptions, and is non-exclusive thereafter. TMFE has granted a license to Micronas a royalty-free, perpetual, irrevocable, non-exclusive, fully assignable and transferable worldwide license, including the right to sublicense, to patents exclusively relevant to the FRC line of frame rate converters, the DRX line of demodulators and all of the audio processing product lines acquired in the Acquisition. During the first three years, the license granted by TMFE to Micronas is limited to use for products that are not a DRX, Audio or FRC Product. Following this three year period, Micronas may use the licensed rights on any product.

•	A Stockholder Agreement (the “Stockholder Agreement”), between the Company and Micronas, setting forth specified registration rights associated with the Shares, including demand and piggyback registration rights, restrictions on transfer of the Shares and provides Micronas certain pre-emptive rights to acquire additional shares of our Common Stock. Under the Stockholders Agreement, Micronas has agreed to vote the Shares in support of acquisition proposals approved by the disinterested members of our Board of Directors, and together with the recommendation of the disinterested members of the Board of Directors on other stockholder proposals, and Micronas’ ability to engage in certain solicitations and activities encouraging support for or against proposals inconsistent with its voting agreements is restricted.

•	A Services Agreement, between TMFE and Micronas, dated May 15, 2009, pursuant to which Micronas agrees to provide to TMFE specified transition services and support at agreed prices, including intellectual property transitional services for a limited period of time to assist TMFE and its affiliates in achieving a smooth transition of the acquired products and product lines. The transition services include certain manufacturing design, maintenance and support services, sales of inventory and newly-manufactured products and certain finance and administration, IT, infrastructure, warehousing and similar services, to be provided pursuant to specified service level agreements.
     In connection with the Acquisition, the Company entered into the First Amendment to Amended and Restated Rights Agreement described under item 3.03 below, and such description is incorporated herein by reference.
     The terms of the Acquisition are more fully described in the Purchase Agreement, which was filed by the Company as Exhibit 2.1 to the Current Report on Form 8-K filed on April 1, 2009. The foregoing descriptions of the Cross License, the Stockholder Agreement and the Services Agreement, which are attached hereto as Exhibits 10.35, 10.36 and 10.37, respectively, do not purport to be complete and are qualified by the text thereof and are incorporated herein by reference. The full text of the press release, dated May 14, 2009, announcing the completion of the Acquisition, is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets
     As set forth in Item 1.01 above, on May 14, 2009, the Acquisition was consummated. The information set forth in Item 1.01 above is incorporated herein by reference. The terms of the Acquisition are more fully described in the Purchase Agreement, which was filed by the Company as Exhibit 2.1 to the Current Report on Form 8-K filed on April 1, 2009.
Item 3.02 Unregistered Sale of Equity Securities
     As set forth in Item 1.01 above, in connection with the Acquisition, TMFE and the Company issued to Micronas 7 million newly issued shares of the Company’s common stock and the Warrants to purchase up to 3 million shares of the Company’s Common Stock. The Shares and Warrants were issued to a non-US person (as that term is defined in Regulation S of the Securities Act of 1933) in an offshore transaction relying on Regulation S of the Securities Act of 1933, as amended. The Stockholders Agreement, among other things, sets forth the Company’s agreement to provide to Micronas certain registration rights relating to the Shares, including piggy-back registration rights and rights to require the filing of a resale registration statement beginning two years after the completion of the Acquisition. The information set forth in Item 1.01 above is incorporated herein by reference.
Item 3.03 Material Modification to Rights of Security Holders
     Pursuant to the Stockholder Agreement described in Item 1.01 above, the Company agreed to amend the Amended and Restated Rights Agreement, dated as of July 23, 2008 (the “Rights Agreement”), between the Company and Mellon Investor Services LLC (“Mellon”), to permit Micronas and its affiliates to acquire up to a specified percentage (initially set at 13.72%) of the Company’s voting equity securities in connection with and following consummation of the Acquisition, subject to the terms of the Stockholder Agreement, without triggering the issuance of rights under the Rights Agreement. Accordingly, on May 14, 2009, prior to completion of the Acquisition and issuance of the Shares and the Warrants, the Company and Mellon entered into the First Amendment to Amended and Restated Rights Agreement (the “First Amendment”) in satisfaction of the Company’s obligations under the Stockholder Agreement.
     The foregoing description of the terms of the First Amendment is qualified in its entirety by reference to the provisions of the First Amendment, a copy of which is attached hereto as Exhibit 4.4 and incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(a)	Financial Statements for Businesses Acquired.
     The financial information required to be filed with respect to the acquired business described in Item 2.01 has not been filed on this initial Current Report on Form 8-K. Instead, financial information will be filed by amendment within 71 calendar days after the due date for the initial filing of this report with the Commission, as permitted by Item 9.01(a)(4) of Form 8-K.
(b)	Pro Forma Financial Information.
     The pro forma financial information required to be filed with respect to the acquired business described in Item 2.01 has not been filed on this initial Current Report on Form 8-K. Instead, the pro forma financial information will be filed by amendment within 71 calendar days after the due date for the initial filing of this report with the Commission, as permitted by Item 9.01(b)(2) of Form 8-K.

(d)	Exhibits

Exhibit No.	Description

4.4	First Amendment to Amended and Restated Rights Agreement, dated May 14, 2009.

10.34	Form of Warrant for the Purchase of Shares of Common Stock of Trident Microsystems, Inc. to Micronas Semiconductor Holding AG.

10.35	Cross License Agreement dated May 14, 2009, between Trident Microsystems (Far East) Ltd. and Micronas Semiconductor Holding AG.*

10.36	Stockholder Agreement dated May 14, 2009, between Trident Microsystems, Inc. and Micronas Semiconductor Holding AG.

10.37	Services Agreement dated May 15, 2009, between Trident Microsystems (Far East) Ltd. and Micronas Semiconductor Holding AG.

99.1	Press release dated May 14, 2009.

*	Confidential treatment has been requested of the Securities and Exchange Commission for portions of this exhibit.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 15, 2009

TRIDENT MICROSYSTEMS, INC.
/s/ David L. Teichmann
David L. Teichmann
Senior Vice President, General Counsel & Corporate Secretary

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